UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 20, 2009
HCC INSURANCE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13790	76-0336636
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

13403 Northwest Freeway
Houston, Texas		77040-6094
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 690-7300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
     Effective May 21, 2009, we amended the option grant agreements between us and the directors who retired from our Board, Patrick B. Collins, J. Robert Dickerson, Allan W. Fulkerson and Michael A. F. Roberts, to extend the exercisability of the vested options held by such directors through the expiration of each such option in accordance with its terms. The form of the agreement amending the options is attached hereto as Exhibit 10.1 and incorporated herein by reference.
     Effective May 20, 2009, we amended certain option grant agreements between us and Frank J. Bramanti to extend the exercisability of the vested options held by Mr. Bramanti through the expiration of each such option in accordance with its terms. The agreement amending the options is attached hereto as Exhibit 10.2 and incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements
     On May 21, 2009, we amended and restated to HCC Insurance Holdings, Inc. Nonqualified Deferred Compensation Plan for John N. Molbeck, Jr. effective as of May 5, 2009, to increase the monthly contribution under the plan to $79,166.67. The plan is attached hereto as Exhibit 10.3 and incorporated herein by reference.
     On May 21, 2009, Patrick B. Collins was appointed as an advisory, non-voting member of the Board of Directors to serve a one-year term expiring at our 2010 Annual Meeting of Shareholders. Mr. Collins will serve as an ex officio member of the Audit Committee and will receive the same compensation package as the non-employee Directors serving on our Board.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Amendment to Non-Employee Director Stock Option Agreement dated effective as of May 21, 2009.

10.2	Amendment to Stock Option Agreements dated effective as of May 20, 2009 by and between HCC Insurance Holdings, Inc. and Frank J. Bramanti.

10.3	HCC Insurance Holdings, Inc. Nonqualified Deferred Compensation Plan for John N. Molbeck, Jr. effective May 5, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC INSURANCE HOLDINGS, INC.
Date: May 26, 2009	By:	/s/ Randy D. Rinicella
Randy D. Rinicella,
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Amendment to Non-Employee Director Stock Option Agreement dated effective as of May 21, 2009.

10.2	Amendment to Stock Option Agreements dated effective as of May 20, 2009 by and between HCC Insurance Holdings, Inc. and Frank J. Bramanti.

10.3	HCC Insurance Holdings, Inc. Nonqualified Deferred Compensation Plan for John N. Molbeck, Jr. effective May 5, 2009.